UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2022
LDH Growth Corp I
(Exact name of registrant as specified in its charter)
Cayman Islands	001-40229	98-1562246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Biscayne Blvd, 19th Floor, Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (786) 524-1028
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth redeemable warrant	LDHAU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	LDHA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at exercise price of $11.50 per share	LDHAW	The Nasdaq Stock Market LLC
☑
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2022, the board of directors (the “Board”) of LDH Growth Corp I (the “Company”) appointed Christopher Cooper to the Board and as Chief Executive Officer of the Company. Mr. Cooper will continue to serve as the Company’s Chief Financial Officer.

Mr. Cooper has served as the Company’s Chief Financial Officer since the Company’s initial public offering and is the Chief Financial Officer of SoftBank Group International. Mr. Cooper is a seasoned senior finance executive with over 30 years of finance, M&A, fund and cross-border experience. Previously, Mr. Cooper served as Global Chief Financial Officer and Chief Compliance Officer of Sequoia Capital where he led the firm's overall financial strategy and global administrative activities, including multiple fundraisings. Prior to that Mr. Cooper was a partner at Deloitte from March 2008 to February 2016, and prior to that he was a partner at PricewaterhouseCoopers. Mr. Cooper holds a bachelor’s degree in business administration and a master’s degree in accounting from the Ross School of Business at the University of Michigan.

On March 18, 2021, the Company and Mr. Cooper entered into that certain letter agreement between the Company and each of its officers and directors in connection with the Company’s initial public offering in the form previously filed as Exhibit 10.1 to the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 24, 2021 (the “March 24th Form 8-K”) and an Indemnity Agreement in the form previously filed as Exhibit 10.8 to the March 24th Form 8-K.  The foregoing descriptions of the Letter Agreement and the Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and Indemnity Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.8 to the March 24th Form 8-K and are incorporated herein by reference.

Other than the foregoing, Mr. Cooper is not a party to any arrangement or understanding with any person pursuant to which he was appointed as a director or officer, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2022	LDH GROWTH CORP I

	By:	/s/ Christopher Cooper
Name: Christopher Cooper
Title: Chief Executive Officer and Chief Financial Officer